Exhibit 10.1

SECURITIES PURCHASE AGREEMENT

This SECURITIES PURCHASE AGREEMENT (this “Agreement”) is dated as of September 30, 2021, between Loop Media, Inc., a Nevada corporation (the “Company”), and each purchaser identified on the signature pages hereto, whether such purchaser is or becomes a signature as of the Initial Closing or any Subsequent Closing (each, including its successors and assigns, a “Purchaser” and collectively the “Purchasers”), and is effective as of the date affixed on each signature page below (the “Effective Date”).

WHEREAS, subject to the terms and conditions set forth in this Agreement and pursuant to Section 4(a)(2) under the Securities Act of 1933, as amended (the “Securities Act”), and Rule 506(c) promulgated thereunder, the Company is selling, in a private placement (the “Offering”), up to 8,000,000 shares of common stock, par value $0.0001 per share, of the Company (the “Shares”) and up to 8,800,000 common stock warrants of the Company (“Common Stock Warrants,” and together with the Shares, the “Securities”) in substantially the form of Warrant attached to this agreement as Exhibit A;

WHEREAS, the Company will sell one Share and one Common Stock Warrant for an aggregate purchase price of $1.25 (the “Purchase Price”), with a total Offering amount of up to $10,000,000 (the “Aggregate Offering Amount”);

WHEREAS, the Common Stock Warrants will each be exercisable for one Share of the Company’s common stock at an exercise price of $2.75 per share;

WHEREAS, the Company will deliver an additional 800,000 Common Stock Warrants (“Lead Investor Warrant Shares”) to any Purchaser (together with such Purchaser’s affiliates) who pays in aggregate one half or more of the Aggregate Offering Amount to purchase Securities in the Offering; and

WHEREAS, the Company desires, at the Initial Closing or any Subsequent Closing during the Offering Period, to issue and sell to each Purchaser, and each Purchaser, severally and not jointly, desires to purchase from the Company, the Securities as more fully described in this Agreement.

NOW, THEREFORE, IN CONSIDERATION of the mutual covenants contained in this Agreement, and for other good and valuable consideration the receipt and adequacy of which are hereby acknowledged, the Company and each Purchaser agree as follows:

ARTICLE I.

DEFINITIONS

1.1 Definitions. In addition to the terms defined elsewhere in this Agreement, for all purposes of this Agreement, the terms contained herein have the meanings set forth in Appendix 1:

ARTICLE II.

PURCHASE AND SALE OF THE SHARES

2.1 The Offering; Offering Period; No Minimum Offering.

(a) The purchase and sale of the Securities by the Company to the Purchasers shall occur at one or more Closings of the Offering to occur during a period (the “Offering Period”) beginning on July 1, 2021, and ending on the first to occur of: (a)  September 30, 2021, (b) the date on which the Aggregate Offering Amount is raised by the Company in the Offering or (c) the date on which the Company, in its sole and absolute discretion, elects to terminate the Offering (it being agreed that no notice to the Purchasers shall be required in connection with such termination by the Company). The Offering Period may be extended for an additional ninety (90) days in the sole discretion of the Company. The Company may conduct multiple Closings during the Offering Period. The initial Closing of the Offering (the “Initial Closing”) shall occur on the date first written above, subject to the satisfaction of the conditions set forth herein. The Company may, in its sole discretion and subject to the satisfaction of the conditions set forth herein, conduct subsequent Closings of the Offering (each, a “Subsequent Closing”) until the conclusion of the Offering Period. Purchasers signing a counterpart signature page to this Agreement as of a Closing Date shall become parties to this Agreement only as of such Closing Date.

(b) Each Purchaser expressly acknowledges and agrees that the Company shall not be obligated, and may be unable, to sell the Aggregate Offering Amount, and that the Offering is being undertaken on a “best efforts/no minimum” basis only, meaning that the Company may, and shall have the absolute right in its sole discretion, to sell any amount of Securities in the Offering, including for less than the Aggregate Offering Amount. Each Purchaser acknowledges that they have been informed that they should not purchase any Securities in the expectation that any specific aggregate amount is to be raised in the Offering.

2.2 Closings. On each Closing Date, upon the terms and subject to the conditions set forth herein, substantially concurrent with the execution and delivery of this Agreement by the Company and the applicable Purchasers, the Company agrees to sell, and each Purchaser, severally and not jointly with the other Purchasers (as the case may be), agrees to purchase, the Securities indicated on such Purchaser’s signature page hereto. Prior to each Closing Date, each Purchaser shall deliver to the Company, via wire transfer, in immediately available funds, such Purchaser’s Subscription Amount as set forth on the signature page hereto, and the Company shall deliver to each Purchaser its respective Securities, and the Company and each Purchaser shall deliver the other items set forth in Section 2.3 deliverable at the applicable Closing. Upon satisfaction of the covenants and conditions set forth in Sections 2.3 and 2.4, the applicable Closing shall occur remotely via the delivery of electronic Closing documents.

2.3 Deliveries.

(a) On or prior to any Closing Date, the Company shall deliver or cause to be delivered to each Purchaser participating in the applicable Closing the following: (i) this Agreement duly executed by the Company; (ii) a copy of the irrevocable instructions to the Transfer Agent instructing the Transfer Agent to deliver a number of Shares equal to such Purchaser’s Subscription Amount divided by the Purchase Price, registered in the name of such Purchaser; and (iii) a number of Warrants equal to such Purchaser’s Subscription Amount divided by the Purchase Price, registered in the name of such Purchaser.

(b) On or prior to any Closing Date, each Purchaser participating in the applicable Closing shall deliver or cause to be delivered to the Company the following: (i) this Agreement duly executed by such Purchaser; (ii) an Accredited Investor Questionnaire (in the form set out as Exhibit B hereto), duly executed by the Purchaser; (iii) such Purchaser’s Subscription Amount by wire transfer to the Company; and (iv) the Lock-Up Agreements (in the form attached hereto as Exhibit C).

2.4 Closing Conditions.

(a) The obligations of the Company hereunder in connection with any Closing are subject to the following conditions being met: (i) the accuracy in all material respects (or, to the extent representations or warranties are qualified by materiality or Material Adverse Effect, in all respects) on the Closing Date of the representations and warranties of each Purchaser contained herein (unless as of a specific date therein in which case they shall be accurate as of such date); (ii) all obligations, covenants and agreements of each Purchaser required to be performed at or prior to the Closing Date shall have been performed; and (iii) the delivery by each Purchaser of the items set forth in Section 2.3(b) of this Agreement.

(b) The respective obligations of the Purchasers hereunder in connection with any Closing are subject to the following conditions being met: (i) the accuracy in all material respects (or, to the extent representations or warranties are qualified by materiality or Material Adverse Effect, in all respects) when made and on the Closing Date of the representations and warranties of the Company contained herein (unless as of a specific date therein in which case they shall be accurate as of such date); (ii) all obligations, covenants and agreements of the Company required to be performed at or prior to the Closing Date shall have been performed; and (iii) the delivery by the Company of the items set forth in Section 2.3(a) of this Agreement.

ARTICLE III.

REPRESENTATIONS AND WARRANTIES

3.1 Representations and Warranties of the Company. Except as set forth in the Disclosure Schedule, which Disclosure Schedule shall be deemed a part hereof and shall qualify any representation or otherwise made herein to the extent of the disclosure contained in the corresponding section of the Disclosure Schedule, and except as disclosed in the SEC Reports (as defined below), the Company hereby makes the following representations and warranties to each Purchaser:

(a) Subsidiaries; Organization and Qualification; Authorization; Enforcement. The Company does not have any direct or indirect subsidiaries, other than EON Media, Inc., a Singapore incorporated company. The Company is an entity duly incorporated or otherwise organized, validly existing and in good standing under the laws of Nevada, with the requisite power and authority to own and use its properties and assets and to carry on its business as currently conducted. The Company is not in violation nor default of any of the provisions of its articles of incorporation, bylaws or other organizational or charter documents. The Company is duly qualified to conduct business and is in good standing as a foreign corporation or other entity in each jurisdiction in which the nature of the business conducted or property owned by it makes such qualification necessary, except where the failure to be so qualified or in good standing, as the case may be, could not have or reasonably be expected to result in a Material Adverse Effect and no Proceeding has been instituted in any such jurisdiction revoking, limiting or curtailing or seeking to revoke, limit or curtail such power and authority or qualification. The Company has the requisite corporate power and authority to enter into and to consummate the transactions contemplated by the Transaction Documents and otherwise to carry out its obligations thereunder. Each Transaction Document to which it is a party will constitute the valid and binding obligation of the Company enforceable against the Company in accordance with its terms, except (i) as limited by general equitable principles and applicable bankruptcy, insolvency, reorganization, moratorium and other laws of general application affecting enforcement of creditors’ rights generally, (ii) as limited by laws relating to the availability of specific performance, injunctive relief or other equitable remedies and (iii) insofar as indemnification and contribution provisions may be limited by applicable law.

(b) No Conflicts. The execution, delivery and performance by the Company of the Transaction Documents to which it is a party, the issuance and sale of the Securities and the consummation by it of the transactions contemplated hereby and thereby do not and will not conflict with or violate any provision of the Company’s articles of incorporation, bylaws or other organizational or charter documents.

(c) Filings, Consents and Approvals; Issuance of the Securities. Except for those that have already been obtained, the Company is not required to obtain any consent, waiver, authorization or order of, give any notice to, or make any filing or registration with, any court or other federal, state, local or other governmental authority or other Person in connection with the execution, delivery and performance by the Company of the Transaction Documents, other than: (i) the filings required by the Commission related to the Securities in this offering and (ii) such filings as are required to be made under applicable state securities laws (collectively, the “Required Approvals”).  The Shares are duly authorized and, when issued and paid for in accordance with the applicable Transaction Documents, will be duly and validly issued, fully paid and nonassessable, free and clear of all Liens imposed by the Company. The Warrant, when issued, sold, and delivered against payment therefor in accordance with the provisions of this Agreement and the Common Stock Warrants, and the shares of Common Stock to be issued upon exercise of the Warrant, when issued in compliance with the provisions of the Transaction Documents, will be duly and validly issued, fully paid and nonassessable and free of any Liens and issued in compliance with all applicable federal and state securities laws.

(d) Capitalization. The capitalization of the Company is as set forth in the Company’s SEC Reports and as contemplated by the sale of Securities under this Agreement. Except as set forth in the SEC Reports, there are no outstanding options, warrants, scrip rights to subscribe to, calls or commitments of any character whatsoever relating to, or securities, rights or obligations convertible into or exercisable or exchangeable for, or giving any Person any right to subscribe for or acquire, any shares of Common Stock.

(e) SEC Reports; Financial Statements. Except as disclosed in the Company’s SEC Reports, the Company has filed all reports, schedules, forms, statements and other documents required to be filed or submitted by the Company under the Securities Act and the Exchange Act, including pursuant to Section 13(a) or15(d) thereof, for the 12 months preceding the date hereof (the foregoing materials, including the exhibits thereto and documents incorporated by reference therein, and the Audited Financial Statements, being collectively referred to herein as the “SEC Reports”) on a timely basis or has received a valid extension of such time of filing and has filed any such SEC Reports prior to the expiration of any such extension. The financial statements of the Company included in the SEC Reports comply in all material respects with applicable accounting requirements and the rules and regulations of the Commission with respect thereto as in effect at the time of filing. Such financial statements have been prepared in accordance with United States generally accepted accounting principles applied on a consistent basis during the periods involved (“GAAP”), except as may be otherwise specified in such financial statements or the notes thereto and except that unaudited financial statements may not contain all footnotes required by GAAP, and fairly present in all material respects the financial position of the Company as of and for the dates thereof and the results of operations and cash flows for the periods then ended, subject, in the case of unaudited statements, to normal, immaterial, year-end audit adjustments. The Audited Financial Statements of the Company comply in all material respects with applicable accounting requirements and the rules and regulations of the Commission with respect thereto as in effect on the date hereof. Such Audited Financial Statements have been prepared in accordance with GAAP, except as may be otherwise specified in such financial statements or the notes thereto, except as such Audited Financial Statements are subject to immaterial adjustments or changes in connection with the Independent Auditors’ finalization of their audit report for the annual financial statements and their review of the quarterly financial statements and except that the quarterly financial statements may not contain all footnotes required by GAAP, and fairly present in all material respects the financial position of the Company as of and for the dates thereof and the results of operations and cash flows for the periods then ended, subject, in the case of unaudited quarterly statements, to normal, immaterial, year-end audit adjustments.

(f) Material Changes; Undisclosed Events, Liabilities or Developments. Since the date of the Audited Financial Statements included within the SEC Reports, except as specifically disclosed in an SEC Report filed prior to the date hereof, except for the issuance of the Securities contemplated by this Agreement or except as set forth on Schedule 3.1(i), there has been no event, occurrence or development that has had or that could reasonably be expected to result in a Material Adverse Effect.

(g) Intellectual Property. The Company has, or has rights to use, all patents, patent applications, trademarks, trademark applications, service marks, trade names, trade secrets, inventions, copyrights, licenses and other intellectual property rights and similar rights as described in the SEC Reports as necessary or required for use in connection with its business and which the failure to so have could have a Material Adverse Effect (collectively, the “Intellectual Property Rights”).

(h) Accountants. Marcum LLP is the Company’s independent registered accounting firm (the “Independent Auditors”). To the knowledge and belief of the Company, such accounting firm (i) is a registered public accounting firm as required by the Exchange Act and (ii) is expected to express its opinion or has expressed its opinion with respect to the Audited Financial Statements and (iii) is expected to review the Company’s quarterly financial statements for the six-month period ended June 30, 2021.

3.2 Representations and Warranties of the Purchasers. Each Purchaser, for itself and for no other Purchaser, hereby represents and warrants as of the date hereof and as of the applicable Closing Date to the Company as follows (unless as of a specific date therein):

(a) Disclosure. Such Purchaser has access to and fully reviewed all SEC Reports. Such Purchaser is aware that an investment in the Securities is highly speculative and subject to significant risks and has carefully read and considered all information provided to it or otherwise publicly available. Such Purchaser acknowledges that it has had access to the management of the Company and has had the opportunity to ask questions and receive answers regarding an investment in the Securities.

(b) Organization; Authority. Such Purchaser is either an individual or an entity duly incorporated or formed, validly existing and in good standing under the laws of the jurisdiction of its incorporation or formation with full right, corporate, partnership, limited liability company or similar power and authority to enter into and to consummate the transactions contemplated by the Transaction Documents and otherwise to carry out its obligations hereunder and thereunder. The execution and delivery of the Transaction Documents and performance by such Purchaser of the transactions contemplated by the Transaction Documents have been duly authorized by all necessary corporate, partnership, limited liability company or similar action, as applicable, on the part of such Purchaser. Each Transaction Document to which it is a party has been duly executed by such Purchaser, and when delivered by such Purchaser in accordance with the terms hereof, will constitute the valid and legally binding obligation of such Purchaser, enforceable against it in accordance with its terms, except: (i) as limited by general equitable principles and applicable bankruptcy, insolvency, reorganization, moratorium and other laws of general application affecting enforcement of creditors’ rights generally, (ii) as limited by laws relating to the availability of specific performance, injunctive relief or other equitable remedies and (iii) insofar as indemnification and contribution provisions may be limited by applicable law.

(c) Understandings or Arrangements. Such Purchaser is acquiring the Securities as principal for its own account and has no direct or indirect arrangement or understandings with any other persons to distribute or regarding the distribution of such Securities (this representation and warranty not limiting such Purchaser’s right to sell the Securities in compliance with applicable federal and state securities laws). Such Purchaser is acquiring the Securities hereunder in the ordinary course of its business. In connection with its decision to purchase the Securities, the Purchaser received and is relying only upon the SEC Reports, the Audited Financial Statements, the information referred to in the Disclosure Schedule and the Transaction Documents and the documents incorporated by reference therein and has not relied on any other information provided by the Company or any individual or entity acting on behalf of the Company.

(d) Experience of Such Purchaser. Such Purchaser, either alone or together with its representatives, has such knowledge, sophistication and experience in business and financial matters so as to be capable of evaluating the merits and risks of the prospective investment in the Securities, and has so evaluated the merits and risks of such investment. Such Purchaser is able to bear the economic risk of an investment in the Securities and is able to afford a complete loss of such investment.

(e) No Company Advice. Such Purchaser understands that nothing in this Agreement or any other materials presented to such Purchaser in connection with the purchase and sale of the Securities constitutes legal, tax or investment advice by the Company or any individual or entity acting on behalf of the Company. Such Purchaser has consulted such legal, tax and investment advisors as it, in its sole discretion, has deemed necessary or appropriate in connection with its purchase of the Securities.

(f) Accredited Investor Questionnaire. Each Purchaser is an accredited investor as defined in Rule 501(a) of Regulation D promulgated under the Securities Act. Each Purchaser shall furnish any additional information requested by the Company or any of its affiliates to assure compliance with applicable U.S. federal and state securities laws in connection with the purchase and sale of the Securities, including an executed copy of an Accredited Investor Questionnaire in the form attached hereto as Exhibit B. Purchaser represents that such document is true, complete and accurate in all respects.

(g) Restricted Shares. Such Purchaser acknowledges that the Securities are restricted securities and must be held indefinitely unless subsequently registered under the Securities Act or the Company receives an opinion of counsel reasonably satisfactory to the Company that such registration is not required. Such Purchaser acknowledges that certificates evidencing the Securities shall bear a restrictive legend set forth in Section 4.1 hereof. Such Purchaser is aware of the provisions of Rule 144 promulgated under the Securities Act which provide a safe harbor for the limited resale of stock purchased in a private placement subject to the satisfaction of certain conditions (if applicable), including, among other things, the existence of a public market for the stock, the availability of certain current public information about the Company, the resale occurring after certain holding periods have been met, the sale being conducted through a “broker’s transaction” or a transaction directly with a “market maker” and the number of shares of the stock being sold during any three-month period not exceeding specified limitations. Such Purchaser further acknowledges and understands that the Company may not be satisfying the current public information requirement of Rule 144 at the time such Purchaser wishes to sell the Securities and, if so, such Purchaser may be precluded from selling the Securities under Rule 144 even if the required holding period has been satisfied.

(h)  No General Solicitation. Such Purchaser is not purchasing the Securities as a result of any advertisement, article, notice or other communication regarding the Securities published in any newspaper, magazine, e-mail or by electronic means on the internet, or similar media or broadcast over television or radio or presented at any seminar or any other general solicitation or general advertisement.

ARTICLE IV.

RESTRICTIVE LEGEND

4.1 Transfer Restrictions. The Shares may only be disposed of in compliance with state and federal securities laws. In connection with any transfer of Shares other than pursuant to an effective registration statement or Rule 144, the Company may require the transferor thereof to provide to the Company an opinion of counsel selected by the transferor and reasonably acceptable to the Company, the form and substance of which opinion shall be reasonably satisfactory to the Company, to the effect that such transfer does not require registration of such transferred Shares under the Securities Act. The Purchasers agree to the imprinting, so long as is required by this Section 4.1, of a legend on any of the Shares in substantially the following form:

THIS SECURITY HAS NOT BEEN REGISTERED WITH THE SECURITIES AND EXCHANGE COMMISSION OR THE SECURITIES COMMISSION OF ANY STATE IN RELIANCE UPON AN EXEMPTION FROM REGISTRATION UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE “SECURITIES ACT”), AND, ACCORDINGLY, MAY NOT BE OFFERED OR SOLD EXCEPT PURSUANT TO AN EFFECTIVE REGISTRATION STATEMENT UNDER THE SECURITIES ACT OR PURSUANT TO AN AVAILABLE EXEMPTION FROM, OR IN A TRANSACTION NOT SUBJECT TO, THE REGISTRATION REQUIREMENTS OF THE SECURITIES ACT AND IN ACCORDANCE WITH APPLICABLE STATE SECURITIES LAWS.

Each Purchaser, severally and not jointly with the other Purchasers, agrees with the Company that such Purchaser will sell any Shares pursuant to either the registration requirements of the Securities Act, including any applicable prospectus delivery requirements, or an exemption therefrom, and that if Shares are sold pursuant to a registration statement, they will be sold in compliance with the plan of distribution set forth therein, and acknowledges that the removal of the restrictive legend from certificates representing Shares as set forth in this Section 4.1 is predicated upon the Company’s reliance upon this understanding.

4.2 State Legends. If required by the authorities of any State in connection with the issuance of the Shares, the legend or legends required by such State authorities shall also be endorsed on all such certificates.

ARTICLE V.

MISCELLANEOUS

5.1 Termination. This Agreement may be terminated by any Purchaser, as to such Purchaser’s obligations hereunder only and without any effect whatsoever on the obligations between the Company and the other Purchasers, by written notice to the other parties, if the applicable Closing in which such Purchaser is participating has not been consummated on or before the fifteenth (15th) Business Day following such Purchaser’s execution of this Agreement and delivery of the items referred to in Section 2.3(b) to the Company; provided, however, that no such termination will affect the right of any party to sue for any breach by any other party (or parties).

5.2 Fees and Expenses. Each party shall pay the fees and expenses of its advisers, counsel, accountants and other experts, if any, and all other expenses incurred by such party incident to the negotiation, preparation, execution, delivery and performance of this Agreement.

5.3 Entire Agreement. The Transaction Documents contain the entire understanding of the parties with respect to the subject matter hereof and thereof and supersede all prior agreements and understandings, oral or written, with respect to such matters, which the parties acknowledge have been merged into such documents, exhibits and schedules.

5.4 Notices. Any and all notices or other communications or deliveries required or permitted to be provided hereunder shall be in writing and shall be delivered to the address for such notices and communications as set forth on the signature pages attached hereto.

5.5 Amendments; Waivers. No provision of this Agreement may be waived, modified, supplemented or amended except in a written instrument signed, in the case of an amendment, by the Company and the Purchasers holding at least 67% in interest of the Securities to be subscribed under this Agreement, as evidenced by a Purchasers delivery of the items set forth in Section 2.3(b) or, in the case of a waiver, by the party against whom enforcement of any such waived provision is sought.

5.6 Headings. The headings herein are for convenience only, do not constitute a part of this Agreement and shall not be deemed to limit or affect any of the provisions hereof.

5.7 Successors and Assigns. This Agreement shall be binding upon and inure to the benefit of the parties and their successors and permitted assigns. Any Purchaser may assign any or all of its rights under this Agreement to any Person to whom such Purchaser assigns or transfers any Securities, provided that such transferee agrees in writing to be bound, with respect to the transferred Securities, by the provisions of the Transaction Documents that apply to the “Purchasers.”

5.8 No Third-Party Beneficiaries. This Agreement is intended for the benefit of the parties hereto and their respective successors and permitted assigns and is not for the benefit of, nor may any provision hereof be enforced by, any other Person.

5.9 Governing Law; Venue. All questions concerning the construction, validity, enforcement and interpretation of the Transaction Documents shall be governed by and construed and enforced in accordance with the internal laws of the State of New York, without regard to the principles of conflicts of law thereof. Each party agrees that all legal Proceedings concerning the interpretations, enforcement and defense of the transactions contemplated by this Agreement and any other Transaction Documents (whether brought against a party hereto or its respective affiliates, directors, officers, shareholders, partners, members, employees or agents) shall be commenced exclusively in the state and federal courts sitting in the state of New York. Each party hereby irrevocably submits to the exclusive jurisdiction of the state and federal courts sitting in New York for the adjudication of any dispute hereunder or in connection herewith or with any transaction contemplated hereby or discussed herein (including with respect to the enforcement of any of the Transaction Documents), and hereby irrevocably waives, and agrees not to assert in any Action or Proceeding, any claim that it is not personally subject to the jurisdiction of any such court, that such Action or Proceeding is improper or is an inconvenient venue for such Proceeding. Each party hereby irrevocably waives personal service of process and consents to process being served in any such Action or Proceeding by mailing a copy thereof via registered or certified mail or overnight delivery (with evidence of delivery) to such party at the address in effect for notices to it under this Agreement and agrees that such service shall constitute good and sufficient service of process and notice thereof. Nothing contained herein shall be deemed to limit in any way any right to serve process in any other manner permitted by law.

5.10 WAIVER OF JURY TRIAL. IN ANY ACTION, SUIT, OR PROCEEDING IN ANY JURISDICTION BROUGHT BY ANY PARTY AGAINST ANY OTHER PARTY, THE PARTIES EACH KNOWINGLY AND INTENTIONALLY, TO THE GREATEST EXTENT PERMITTED BY APPLICABLE LAW, HEREBY ABSOLUTELY, UNCONDITIONALLY, IRREVOCABLY AND EXPRESSLY WAIVES FOREVER TRIAL BY JURY.

5.11 Survival. The representations and warranties contained herein shall survive the applicable Closing and the delivery of the Securities.

5.12 Execution. This Agreement may be executed in two or more counterparts, all of which when taken together shall be considered one and the same agreement and shall become effective when counterparts have been signed by each party and delivered to each other party, it being understood that the parties need not sign the same counterpart. In the event that any signature is delivered by facsimile transmission or by e-mail delivery of a “.pdf” format data file, such signature shall create a valid and binding obligation of the party executing (or on whose behalf such signature is executed) with the same force and effect as if such facsimile or “.pdf” signature page were an original thereof.

5.13 Severability. If any term, provision, covenant or restriction of this Agreement is held by a court of competent jurisdiction to be invalid, illegal, void or unenforceable, the remainder of the terms, provisions, covenants and restrictions set forth herein shall remain in full force and effect and shall in no way be affected, impaired or invalidated, and the parties hereto shall use their commercially reasonable efforts to find and employ an alternative means to achieve the same or substantially the same result as that contemplated by such term, provision, covenant or restriction. It is hereby stipulated and declared to be the intention of the parties that they would have executed the remaining terms, provisions, covenants and restrictions without including any of such that may be hereafter declared invalid, illegal, void or unenforceable.

5.14 Remedies. In addition to being entitled to exercise all rights provided herein or granted by law, including recovery of damages, each of the Purchasers and the Company will be entitled to specific performance under the Transaction Documents. The parties agree that monetary damages may not be adequate compensation for any loss incurred by reason of any breach of obligations contained in the Transaction Documents and hereby agree to waive and not to assert in any Action for specific performance of any such obligation the defense that a remedy at law would be adequate.

5.15 Independent Nature of Purchasers’ Obligations and Rights. The obligations of each Purchaser under any Transaction Document are several and not joint with the obligations of any other Purchaser, and no Purchaser shall be responsible in any way for the performance or non-performance of the obligations of any other Purchaser under any Transaction Document. Nothing contained herein or in any other Transaction Document, and no action taken by any Purchaser pursuant hereto or thereto, shall be deemed to constitute the Purchasers as a partnership, an association, a joint venture or any other kind of entity, or create a presumption that the Purchasers are in any way acting in concert or as a group with respect to such obligations or the transactions contemplated by the Transaction Documents. Each Purchaser shall be entitled to independently protect and enforce its rights including, without limitation, the rights arising out of this Agreement or out of the other Transaction Documents, and it shall not be necessary for any other Purchaser to be joined as an additional party in any Proceeding for such purpose. Each Purchaser has been represented by its own separate legal counsel in its review and negotiation of the Transaction Documents. The Company has elected to provide all Purchasers with the same terms and Transaction Documents for the convenience of the Company and not because it was required or requested to do so by any of the Purchasers.

5.16 Saturdays, Sundays, Holidays, etc. If the last or appointed day for the taking of any action or the expiration of any right required or granted herein shall not be a Business Day, then such action may be taken or such right may be exercised on the next succeeding Business Day.

5.17 Construction. The parties agree that each of them and/or their respective counsel have reviewed and had an opportunity to revise the Transaction Documents and, therefore, the normal rule of construction to the effect that any ambiguities are to be resolved against the drafting party shall not be employed in the interpretation of the Transaction Documents or any amendments thereto. In addition, each and every reference to share prices and shares of Common Stock in any Transaction Document shall be subject to adjustment for reverse and forward stock splits, stock dividends, stock combinations and other similar transactions of the Common Stock that occur after the date of this Agreement.

[Signature Pages Follow]

IN WITNESS WHEREOF, the parties hereto have caused this Securities Purchase Agreement to be duly executed by their respective authorized signatories as of the date first indicated above.

LOOP MEDIA, INC.	Address for Notice: 700 N. Central Avenue, Suite 430

By:		Glendale, CA 91203
	Name: Jon Niermann	Email: jon@loop.tv
Title: CEO and Co-Founder

With a copy to:

Patrick J. Sheil
34 S. Erie Avenue, Suite 4
Montauk, New York 11954
Email: patrick@loop.tv

[REMAINDER OF PAGE INTENTIONALLY LEFT BLANK

SIGNATURE PAGE FOR PURCHASER FOLLOWS]

PURCHASER SIGNATURE PAGE TO LOOP MEDIA, INC.

SHARES PURCHASE AGREEMENT

IN WITNESS WHEREOF, the undersigned have caused this Securities Purchase Agreement to be duly executed by their respective authorized signatories as of the Effective Date noted below.

Name of Purchaser:

Signature of Authorized Signatory of Purchaser:

Name of Authorized Signatory (if applicable):

Title of Authorized Signatory (if applicable):

Effective Date:

Date funds received:

Email Address of Authorized Signatory:

Address for Notice to Purchaser:

Address for Delivery of Securities to Purchaser (if not same as address for notice):

Subscription Amount: $

Shares:

Number of Warrant Shares for which the Warrant is initially exercisable @$2.75 per Warrant:

Social Security or EIN Number:

Lead Investor Warrant Shares:

Appendix 1

DEFINITIONS

“Affiliate” means any Person that, directly or indirectly through one or more intermediaries, controls or is controlled by or is under common control with a Person as such terms are used in and construed under Rule 405 under the Securities Act.

“Audited Financial Statements” means the Company’s audited year-end financial statements for the years ended December 31, 2019 and 2020, as filed under the Exchange Act, pursuant to Section 13(a) or 15(d) thereof and included in SEC Reports.

“Business Day” means any day except any Saturday, any Sunday, any day which is a federal legal holiday in the United States or any day on which banking institutions in the State of California are authorized or required by law or other governmental action to close.

“Closing” means any closing of the purchase and sale of the Securities pursuant to this Agreement, including the Initial Closing and any Subsequent Closing.

“Closing Date” means, in connection with any Closing, the Trading Day on which all of the Transaction Documents have been executed and delivered by the applicable parties thereto, and all conditions precedent to (i) the applicable Purchasers’ obligations to pay the Subscription Amount and (ii) the Company’s obligations to deliver the Securities, in each case, have been satisfied or waived.

“Commission” means the United States Securities and Exchange Commission.

“Common Stock” means the common stock of the Company, par value $0.0001 per share, and any other class of securities into which such securities may hereafter be reclassified or changed.

“Disclosure Schedule” means the Disclosure Schedule of the Company attached hereto and delivered concurrently herewith.

“Exchange Act” means the Securities Exchange Act of 1934, as amended, and the rules and regulations promulgated thereunder.

“Liens” means a lien, charge, pledge, security interest, encumbrance, right of first refusal, preemptive right or other restriction.

“Lock-Up Agreement” means the Lock-Up Agreement, dated as of the date hereof, by and among the Company and the Purchasers of the Securities pursuant to this Agreement, in the form of Exhibit C attached hereto.

“Material Adverse Effect” means any of the following: (i) a material adverse effect on the legality, validity or enforceability of any Transaction Document, (ii) a material adverse effect on the results of operations, assets, business, prospects or condition (financial or otherwise) of the Company and the Subsidiaries, taken as a whole, or (iii) a material adverse effect on the Company’s ability to perform in any material respect on a timely basis its obligations under any Transaction Document.

“Per Security Purchase Price” equals $1.25 per Security.

“Person” means an individual or corporation, partnership, trust, incorporated or unincorporated association, joint venture, limited liability company, joint stock company, government (or an agency or subdivision thereof) or other entity of any kind.

“Proceeding” means an action, claim, suit, investigation or proceeding (including, without limitation, an informal investigation or partial proceeding, such as a deposition), whether commenced or threatened.

“Rule 144” means Rule 144 promulgated by the Commission pursuant to the Securities Act, as such Rule may be amended or interpreted from time to time, or any similar rule or regulation hereafter adopted by the Commission having substantially the same purpose and effect as such Rule.

“Securities” means the Shares and the Common Stock Warrants.

“Securities Act” means the Securities Act of 1933, as amended, and the rules and regulations promulgated thereunder.

“Shares” means the shares of Common Stock issued or issuable to each Purchaser pursuant to this Agreement.

“Subscription Amount” means, as to each Purchaser, the aggregate amount to be paid for Securities purchased hereunder as specified below such Purchaser’s name on the signature page of this Agreement and next to the heading “Subscription Amount,” in United States dollars.

“Trading Day” means a day on which the Pink Open Market operated by OTC Markets Group, Inc. (or any successors thereof) is open for trading.

“Transaction Documents” means this Agreement, the Lock-Up Agreement, the Accredited Investor Questionnaire and all exhibits and schedules hereto or thereto, and any other documents or agreements executed in connection with the transactions contemplated hereunder.

“Transfer Agent” means ClearTrust LLC, the current transfer agent of the Company, with a mailing address of 16540 Pointe Village Dr., Suite 205, Lutz, Florida and a facsimile number of (813) 388- 4549, and any successor transfer agent of the Company.

Exhibit A

Common Stock Warrant

[See Attached]

Exhibit B

Accredited Investor Questionnaire

[See Attached]

Exhibit C

Lock Up Agreement

[See Attached]

Disclosure Schedule 3.1(i)

Non-Public Information Concerning the Company

[None]